UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
_____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023
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Tradeweb Markets Inc.
(Exact name of registrant as specified in charter)
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Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (646) 430-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 26, 2023, Tradeweb Markets Inc. (the “Company”) filed a Form 8-K (“Original Form 8-K”) with the U.S. Securities and Exchange Commission (“SEC”), which included the earnings release that was furnished on Exhibit 99.1 to the Original Form 8-K (the “Original Earnings Release”). The Company is filing this Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) solely to correct the range of forecasted Adjusted Expenses set forth in the Company’s Original Earnings Release due to a typographical error. All other information contained in the Original Form 8-K, including the Original Earnings Release, remains unchanged.

Item 1.01. Entry into a Material Definitive Agreement.

On October 25, 2023, Tradeweb Markets LLC (“Tradeweb Markets”), a wholly owned subsidiary of Tradeweb Markets Inc. (the “Company”) entered into a master data license agreement (the “Master Data Agreement”) with Refinitiv US LLC and Refinitiv US Organization LLC (together, the “Refinitiv Parties”), which effective as of November 1, 2023 amends and restates in its entirety the Second Amended and Restated Market Data Agreement, dated November 1, 2018, by and among Tradeweb Markets and the Refinitiv Parties, as amended. Pursuant to the Master Data Agreement, on October 25, 2023, Tradeweb Markets and the Refinitiv Parties entered into separate data schedules (the “Current Data Schedules”) under which Tradeweb Markets will license certain data sets to Refinitiv US LLC and its relevant affiliates (collectively, the “Refinitiv Subscriber”) in exchange for either fixed license fees or fees payable based on a percentage of revenue generated by the Refinitiv Subscriber. As of the date hereof, Tradeweb Markets will provide the Refinitiv Subscriber with certain market data (including real time feeds) for multiple fixed income and derivatives products under a partially exclusive license pursuant to which the Refinitiv Subscriber is permitted to distribute such market data to its customers subject to the terms of the Master Data Agreement. Tradeweb Markets will also earn revenues from the Refinitiv Subscriber for servicing certain of its customers, as well as earn a share of revenue generated from the licensing of 19901 data sets to clients, which utilizes Tradeweb Markets data.
The Master Data Agreement is effective as of November 1, 2023 and will continue in effect until the earlier of its termination in accordance with its terms and five years after the termination of all data schedules thereunder. The initial license and service periods under the Current Data Schedules run from November 1, 2023 through October 31, 2025 and unless otherwise agreed to by the parties, also includes the option for a twelve-month transition period following the initial period to allow for an orderly transition of the market data distribution arrangements contemplated under the applicable Current Data Schedule. The Master Data Agreement includes customary termination provisions, including termination of a data schedule in the event of a material breach of such data schedule that is not cured within 30 days of receipt of written notice.

Affiliates of the Refinitiv Parties, which are subsidiaries of Refinitiv Parent Limited, the controlling shareholder of the Company, have various relationships with the Company. For further information, see the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 23, 2023.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Master Data Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2023.

On October 26, 2023, the Company issued a press release announcing its entry into the Master Data Agreement, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On October 26, 2023, the Company filed the Original Form 8-K, which included the Original Earnings Release. This Amendment No. 1 replaces the Original Earnings Release with the amended earnings release, attached hereto as Exhibit 99.1 (the “Amended Earnings Release”). The Amended Earnings Release corrects the high end of the range of expected Adjusted Expenses from $659 million to $695 million. All other information contained in the Original Earnings Release remains unchanged. See “Forward-Looking Statements” and “Non-GAAP Financial Measures” in the Amended Earnings Release for additional information.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release of Tradeweb Markets Inc., dated October 26, 2023, announcing Third Quarter 2023 Financial Results.
99.2	Press Release of Tradeweb Markets Inc., dated October 26, 2023, announcing Entry into Market Data Licensing Agreement with LSEG
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: October 26, 2023	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: General Counsel